Supplement dated December 2, 2015

to the Prospectus dated May 1, 2015, as supplemented May 1, 2015, for the following Fund:

WANGER ADVISORS TRUST Wanger Select

Following the death of Robert A. Chalupnik, CFA, a former co-portfolio manager of Wanger Select, Columbia Wanger Asset Management, LLC (“CWAM”), the Fund’s investment manager, appointed David A. Frank, CFA, a portfolio manager and analyst at CWAM, as a co-portfolio manager of the Fund.

Accordingly, the Summary of the Fund – Fund Management and More Information About the Fund – Primary Service Providers – Portfolio Managers sections included in the Fund’s Prospectus are hereby supplemented immediately by replacing all references to Mr. Chalupnik with references to Mr. Frank. As a member of CWAM’s domestic analyst team, Mr. Frank’s service with Wanger Select commenced in 2002. Mr. Frank has been associated with CWAM or its predecessors since 2002 and has been a Vice President of Wanger Advisors Trust since 2014. Mr. Frank began his investment career in 1998 and earned a B.A. from Yale University and an M.B.A. from the University of Chicago.

Shareholders should retain this Supplement for future reference.

C-1461-3 A (12/15)